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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  March 3, 2000

                Date of Report (date of earliest event reported)

                               SUMMIT DESIGN, INC.
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             (Exact name of Registrant as specified in its charter)


         DELAWARE                   000-20923                93-1137888
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      (State or other       (Commission File Number)      (I.R.S. Employer
      jurisdiction of                                    Identification No.)
     incorporation or
       organization)


                             9305 S.W. GEMINI DRIVE
                             BEAVERTON, OREGON 97008
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       Registrant's telephone number, including area code:  (503) 643-9281

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          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

     On March 3, 2000, Summit Design, Inc. issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

               99.1 Press Release dated March 3, 2000.

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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Summit Design, Inc.

Dated: March 7, 2000                        By: /s/ Sean Whiteley-Ross
                                        -----------------------------------
                                                 Sean Whiteley-Ross
                                                 Chief Accounting Officer

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                              INDEX TO EXHIBITS

   Exhibit
   Number           Description of Document
   -------          -----------------------

     99.1           Press Release dated March 3, 2000.